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                                                                                                                      Exhibit (e)(4)

      SERVICE REQUEST

             PLATINUM
---------------------
       INVESTOR(R) IV
---------------------
AMERICAN GENERAL LIFE
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PLATINUM INVESTOR IV -- FIXED OPTION                                   MFS Variable Insurance Trust
   .  Division 301 - AGL Declared Fixed Interest Account                  .  Division 535 - MFS VIT Core Equity
PLATINUM INVESTOR IV -- VARIABLE DIVISIONS                                .  Division 533 - MFS VIT Growth
AIM Variable Insurance Funds                                              .  Division 536 - MFS VIT New Discovery
(Invesco Variable Insurance Funds)                                        .  Division 534 - MFS VIT Research
   .  Division 675 - Invesco V.I. Core Equity                          Neuberger Berman Advisers Management Trust
   .  Division 410 - Invesco V.I. High Yield                              .  Division 537 - AMT Mid-Cap Growth
   .  Division 510 - Invesco V.I. International Growth                 Oppenheimer Variable Account Funds
   .  Division 559 - Invesco Van Kampen V.I.Growth and Income             .  Division 538 - Oppenheimer Balanced
The Alger Portfolios                                                      .  Division 539 - Oppenheimer Global Securities
   .  Division 513 - Alger Capital Appreciation                        PIMCO Variable Insurance Trust
   .  Division 512 - Alger Mid Cap Growth                                 .  Division 680 - PIMCO VIT CommodityRealReturn Strategy
American Century Variable Portfolios, Inc.                                .  Division 541 - PIMCO VIT Real Return
   .  Division 514 - VP Value                                             .  Division 540 - PIMCO VIT Short-Term
Dreyfus Investment Portfolios                                             .  Division 542 - PIMCO VIT Total Return
   .  Division 516 - MidCap Stock                                      Pioneer Variable Contracts Trust
Dreyfus Variable Investment Fund                                          .  Division 679 - Pioneer Mid Cap Value VCT
   .  Division 518 - Opportunistic Small Cap                           Putnam Variable Trust
   .  Division 517 - Quality Bond                                         .  Division 543 - Putnam VT Diversified Income
Fidelity Variable Insurance Products                                      .  Division 544 - Putnam VT Growth and Income
   .  Division 522 - VIP Asset Manager                                    .  Division 545 - Putnam VT International Value
   .  Division 521 - VIP Contrafund                                    SunAmerica Series Trust
   .  Division 519 - VIP Equity-Income                                    .  Division 547 - ST Aggressive Growth
   .  Division 676 - VIP Freedom 2020                                     .  Division 546 - ST Balanced
   .  Division 677 - VIP Freedom 2025                                  The Universal Institutional Funds, Inc.
   .  Division 678 - VIP Freedom 2030                                     .  Division 548 - Growth
   .  Division 520 - VIP Growth                                        VALIC Company I
   .  Division 523 - VIP Mid Cap                                          .  Division 550 - International Equities
Franklin Templeton Variable Insurance Products Trust                      .  Division 551 - Mid Cap Index
   .  Division 527 - VIP Franklin Small Cap Value Securities              .  Division 552 - Money Market I
   .  Division 524 - VIP Franklin U.S. Government                         .  Division 553 - Nasdaq-100 Index
   .  Division 525 - VIP Mutual Shares Securities                         .  Division 556 - Science & Technology
   .  Division 526 - VIP Templeton Foreign Securities                     .  Division 555 - Small Cap Index
Janus Aspen Series                                                        .  Division 554 - Stock Index
   .  Division 530 - Enterprise                                        Vanguard Variable Insurance Fund
   .  Division 528 - Overseas                                             .  Division 557 - VIF High Yield Bond
   .  Division 529 - Worldwide                                            .  Division 558 - VIF REIT Index
JPMorgan Insurance Trust
   .  Division 927 - JPMorgan Mid Cap Value
   .  Division 531 - JPMorgan Small Cap Core

AGLC101335                                                                                                                   Rev1011
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AMERICAN GENERAL                                                                                             VARIABLE UNIVERSAL LIFE
Life Companies                                                                                             INSURANCE SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                                                PO Box 4880 - Houston, TX. 77210-4880
                                                       (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 . Fax: (713) 620-6653

[ ] POLICY        1. POLICY #:___________________________________   Insured: _______________________________________________________
    IDENTIFICATION
COMPLETE THIS        Address: _______________________________________________________________________________ New Address (yes) (no)
SECTION FOR
ALL REQUESTS.        Primary Owner (If other than an insured): ______________________________________________

                     Address: _______________________________________________________________________________ New Address (yes) (no)

                     Primary Owner's S.S. No. or Tax l.D. No._____________________ Phone Number: (      )__________-________________

                     Joint Owner (If applicable): ___________________________________________________________

                     Address: _______________________________________________________________________________ New Address (yes) (no)

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[ ] NAME CHANGE   2. Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary
Complete this
section if the name  Change Name From: (First, Middle, Last)                  Change Name To: (First, Middle, Last)
of one of the
Insured, Owner,      ____________________________________________________     ______________________________________________________
Payor or Beneficiary
has changed. (Please Reason for Change: (Circle One)   Marriage   Divorce     Correction   Other (Attach copy of legal proof)
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

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[ ] CHANGE IN     3. INVESTMENT DIVISION                       PREM % DED % INVESTMENT DIVISION                         PREM % DED %
    ALLOCATION
    PERCENTAGES      (301) AGL Declared Fixed Interest Account ______ _____ MFS Variable Insurance Trust
Use this section to  AIM Variable Insurance Funds                           (535) MFS VIT Core Equity*                  ______ _____
indicate how         (Invesco Variable Insurance Funds)                     (533) MFS VIT Growth*                       ______ _____
premiums or monthly  (675) Invesco V.I. Core Equity*           ______ _____ (536) MFS VIT New Discovery                 ______ _____
deductions are to be (410) Invesco V.I. High Yield*            ______ _____ (534) MFS VIT Research                      ______ _____
allocated. Total     (510) Invesco V.I. International Growth   ______ _____ Neuberger Berman Advisers Management Trust
allocation in each   (559) Invesco Van Kampen V.I.                          (537) AMT Mid-Cap Growth                    ______ _____
column must equal          Growth and Income                   ______ _____ Oppenheimer Variable Account Funds
100%; whole numbers  The Alger Portfolios                                   (538) Oppenheimer Balanced                  ______ _____
only.                (513) Alger Capital Appreciation          ______ _____ (539) Oppenheimer Global Securities         ______ _____
* These investment   (512) Alger Mid Cap Growth                ______ _____ PIMCO Variable Insurance Trust
options are          American Century Variable Portfolios, Inc.             (680) PIMCO VIT
available only for   (514) VP Value                            ______ _____       CommodityRealReturn Strategy          ______ _____
owners whose         Dreyfus Investment Portfolios                          (541) PIMCO VIT Real Return                 ______ _____
policies were        (516) MidCap Stock*                       ______ _____ (540) PIMCO VIT Short-Term                  ______ _____
effective before     Dreyfus Variable Investment Fund                       (542) PIMCO VIT Total Return                ______ _____
5/1/06.              (518) Opportunistic Small Cap*            ______ _____ Pioneer Variable Contracts Trust
** This investment   (517) Quality Bond*                       ______ _____ (679) Pioneer Mid Cap Value VCT             ______ _____
option is not        Fidelity Variable Insurance Products                   Putnam Variable Trust
available for any    (522) VIP Asset Manager                   ______ _____ (543) Putnam VT Diversified Income          ______ _____
purpose except to    (521) VIP Contrafund                      ______ _____ (544) Putnam VT Growth and Income*          ______ _____
transfer             (519) VIP Equity-Income                   ______ _____ (545) Putnam VT International Value         ______ _____
Accumulation Value   (676) VIP Freedom 2020                    ______ _____ SunAmerica Series Trust
to other investment  (677) VIP Freedom 2025                    ______ _____ (547) ST Aggressive Growth                  ______ _____
options.             (678) VIP Freedom 2030                    ______ _____ (546) ST Balanced                           ______ _____
                     (520) VIP Growth                          ______ _____ The Universal Institutional Funds, Inc.
                     (523) VIP Mid Cap                         ______ _____ (548) Growth*                               ______ _____
                     Franklin Templeton Variable Insurance Products Trust   VALIC Company I
                     (527) VIP Franklin Small Cap Value                     (550) International Equities                ______ _____
                           Securities                          ______ _____ (551) Mid Cap Index                         ______ _____
                     (524) VIP Franklin U.S. Government        ______ _____ (552) Money Market I                        ______ _____
                     (525) VIP Mutual Shares Securities        ______ _____ (553) Nasdaq-100 Index                      ______ _____
                     (526) VIP Templeton Foreign Securities    ______ _____ (556) Science & Technology                  ______ _____
                     Janus Aspen Series                                     (555) Small Cap Index                       ______ _____
                     (530) Enterprise                          ______ _____ (554) Stock Index                           ______ _____
                     (528) Overseas                            ______ _____ Vanguard Variable Insurance Fund
                     (529) Worldwide*                          ______ _____ (557) VIF High Yield Bond                   ______ _____
                     JPMorgan Insurance Trust                               (558) VIF REIT Index                        ______ _____
                     (927) JPMorgan Mid Cap Value**              NA   _____ Other:_______________________               ______ _____
                     (531) JPMorgan Small Cap Core             ______ _____                                             100%   100%


AGLC101335                                                   Page 2 of 5                                                     Rev1011
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[ ] MODE OF       4. Indicate frequency and premium amount desired: $_________ Annual   $_________ Semi-Annual   $________ Quarterly
    PREMIUM
    PAYMENT/BILLING                                                 $_________ Monthly (Bank Draft Only)
    METHOD CHANGE
Use this section to  Indicate billing method desired: ______ Direct Bill _______ Pre-Authorized Bank Draft
change the billing                                                               (attach a Bank Draft Authorization Form and "Void"
frequency and/or                                                                 Check)
method of premium
payment. Note,       Start Date: ______/ ______/ ________
however, that AGL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

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[ ] LOST POLICY   5. I/we hereby certify that the policy of insurance for the listed policy has been __ LOST __ DESTROYED __ OTHER.
    CERTIFICATE
Complete this        Unless I/we have directed cancellation of the policy, I/we request that a:
section if applying
for a Certificate of         ______Certificate of Insurance at no charge
Insurance or
duplicate policy to          ______Full duplicate policy at a charge of $25
replace a lost or
misplaced policy. If be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to
a full duplicate     AGL for cancellation.
policy is being
requested, a check
or money order for
$25 payable to AGL
must be submitted
with this request.

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[ ] DOLLAR COST   6. Day of the month for transfers ____________ (Choose a day of the month between 1-28)
    AVERAGING (DCA)  Frequency of transfers: _____ Monthly _____ Quarterly _____ Semi-Annually _____ Annually
    ($5,000 MINIMUM  DCA to be made from the following investment option: ___________________________________
    BEGINNING        Transfer: $_______________________ ($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)           AIM Variable Insurance Funds                           MFS Variable Insurance Trust
An amount can be     (Invesco Variable Insurance Funds)                     (535) MFS VIT Core Equity*                  $___________
systematically       (675) Invesco V.I. Core Equity*           $___________ (533) MFS VIT Growth*                       $___________
transferred from any (410) Invesco V.I. High Yield*            $___________ (536) MFS VIT New Discovery                 $___________
one investment       (510) Invesco V.I. International Growth   $___________ (534) MFS VIT Research                      $___________
option and directed  (559) Invesco Van Kampen V.I.                          Neuberger Berman Advisers Management Trust
to one or more of          Growth and Income                   $___________ (537) AMT Mid-Cap Growth                    $___________
the investment       The Alger Portfolios                                   Oppenheimer Variable Account Funds
options below. The   (513) Alger Capital Appreciation          $___________ (538) Oppenheimer Balanced                  $___________
AGL Declared Fixed   (512) Alger Mid Cap Growth                $___________ (539) Oppenheimer Global Securities         $___________
Interest Account is  American Century Variable Portfolios, Inc.             PIMCO Variable Insurance Trust
not available for    (514) VP Value                            $___________ (680) PIMCO VIT
DCA. Please refer to Dreyfus Investment Portfolios                                CommodityRealReturn Strategy          $___________
the prospectus for   (516) MidCap Stock*                       $___________ (541) PIMCO VIT Real Return                 $___________
more information on  Dreyfus Variable Investment Fund                       (540) PIMCO VIT Short-Term                  $___________
the DCA option.      (518) Opportunistic Small Cap*            $___________ (542) PIMCO VIT Total Return                $___________
NOTE: DCA is not     (517) Quality Bond*                       $___________ Pioneer Variable Contracts Trust
available if the     Fidelity Variable Insurance Products                   (679) Pioneer Mid Cap Value VCT             $___________
Automatic            (522) VIP Asset Manager                   $___________ Putnam Variable Trust
Rebalancing option   (521) VIP Contrafund                      $___________ (543) Putnam VT Diversified Income          $___________
has been chosen.     (519) VIP Equity-Income                   $___________ (544) Putnam VT Growth and Income*          $___________
* These investment   (676) VIP Freedom 2020                    $___________ (545) Putnam VT International Value         $___________
options are          (677) VIP Freedom 2025                    $___________ SunAmerica Series Trust
available only for   (678) VIP Freedom 2030                    $___________ (547) ST Aggressive Growth                  $___________
owners whose         (520) VIP Growth                          $___________ (546) ST Balanced                           $___________
policies were        (523) VIP Mid Cap                         $___________ The Universal Institutional Funds, Inc.
effective before     Franklin Templeton Variable Insurance Products Trust   (548) Growth*                               $___________
5/1/06.              (527) VIP Franklin Small Cap Value                     VALIC Company I
                           Securities                          $___________ (550) International Equities                $___________
                     (524) VIP Franklin U.S. Government        $___________ (551) Mid Cap Index                         $___________
                     (525) VIP Mutual Shares Securities        $___________ (552) Money Market I                        $___________
                     (526) VIP Templeton Foreign Securities    $___________ (553) Nasdaq-100 Index                      $___________
                     Janus Aspen Series                                     (556) Science & Technology                  $___________
                     (530) Enterprise                          $___________ (555) Small Cap Index                       $___________
                     (528) Overseas                            $___________ (554) Stock Index                           $___________
                     (529) Worldwide*                          $___________ Vanguard Variable Insurance Fund
                     JPMorgan Insurance Trust                               (557) VIF High Yield Bond                   $___________
                     (531) JPMorgan Small Cap Core             $___________ (558) VIF REIT Index                        $___________
                                                                            Other:___________________________           $___________

                     ______ INITIAL HERE TO REVOKE DCA ELECTION.


AGLC101335                                                   Page 3 of 5                                                     Rev1011
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[ ] AUTOMATIC     7. Indicate frequency: ______ Quarterly   ______ Semi-Annually   ______ Annually
    REBALANCING                     (DIVISION NAME OR NUMBER)                                 (DIVISION NAME OR NUMBER)
($5,000 minimum      ________% : ___________________________________________   _________% :_________________________________________
accumulation value)  ________% : ___________________________________________   _________% :_________________________________________
Use this section to  ________% : ___________________________________________   _________% :_________________________________________
apply for or make    ________% : ___________________________________________   _________% :_________________________________________
changes to Automatic ________% : ___________________________________________   _________% :_________________________________________
Rebalancing of the   ________% : ___________________________________________   _________% :_________________________________________
variable divisions.  ________% : ___________________________________________   _________% :_________________________________________
Please refer to the  ________% : ___________________________________________   _________% :_________________________________________
prospectus for more  ________% : ___________________________________________   _________% :_________________________________________
information on the   ________% : ___________________________________________   _________% :_________________________________________
Automatic            ________% : ___________________________________________   _________% :_________________________________________
Rebalancing Option.
Note: Automatic      _________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
Rebalancing is not
available if the
Dollar Cost
Averaging option has
been chosen.
See investment
option restrictions
in Box 3 above.

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[ ] AUTHORIZATION 8. I ( or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service instructions, if
    FOR TRANSACTIONS elected, to transfer values among the Variable Divisions and AGL Declared Fixed Interest Account and to change
Complete this        allocations for future premium payments and monthly deductions.
section if you are
applying for or      Initial the designation you prefer:
revoking current     ______ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
telephone or         ______ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the firm
e-service                   authorized to service my policy.
privileges.
                     AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or
                     e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                     ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                     ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

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[ ] CORRECT AGE   9. Name of Insured for whom this correction is submitted: ____________________________________
Use this section to
correct the age of   Correct DOB: ________/________/________
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.

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[ ] TRANSFER OF  10.                                      (DIVISION NAME OR NUMBER)               (DIVISION NAME OR NUMBER)
    ACCUMULATED      Transfer $_______ or ______% from ____________________________________ to ____________________________________.
    VALUES
Use this section if  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
you want to transfer
money between        Transfer $_______ or ______% from ____________________________________ to ____________________________________.
divisions. The
minimum amount for   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfers is
$500.00. Withdrawals Transfer $_______ or ______% from ____________________________________ to ____________________________________.
from the AGL
Declared Fixed       Transfer $_______ or ______% from ____________________________________ to ____________________________________.
Interest Account to
a Variable Division  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
may only be made
within the 60 days   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
after a policy
anniversary. See     Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfer limitations
outlined in          Transfer $_______ or ______% from ____________________________________ to ____________________________________.
prospectus. If a
transfer causes the
balance in any
division to drop
below $500, AGL
reserves the right
to transfer the
remaining balance.
Amounts to be
transferred should
be indicated in
dollar or percentage
amounts, maintaining
consistency
throughout.
See investment
option restrictions
in Box 3 above.


AGLC101335                                                   Page 4 of 5                                                     Rev1011
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[ ] REQUEST FOR  11. ________ I request a partial surrender of $ __________or ______% of the net cash surrender value.
    PARTIAL
    SURRENDER/       ________ I request a loan in the amount of $ ____________.
    POLICY LOAN
Use this section to  ________ I request the maximum loan amount available from my policy.
apply for a partial
surrender from or    Unless you direct otherwise below, proceeds are allocated according to the deduction allocation percentages in policy loan against  effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed Interest Account and
policy values. For   Variable Divisions in use.
detailed information
concerning these two _______________________________________________________________________________________________________________
options please refer
to your policy and   _______________________________________________________________________________________________________________
its related
prospectus. If       _______________________________________________________________________________________________________________
applying for a
partial surrender,
be sure to complete
the Notice of
Withholding section
of this Service
Request in addition
to this section.

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[ ] NOTICE OF    12. The taxable portion of the distribution you receive from your variable universal life insurance policy is
    WITHHOLDING      subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state
Complete this        income tax may also be required by your state of residence. You may elect not to have withholding apply by section if you have  checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you
applied for a        do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur partial surrender in penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.
Section 11.
                     Check one: ______ I DO want income tax withheld from this distribution.

                                ______ I DO NOT want income tax withheld from this distribution.

                     IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).

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[ ] AFFIRMATION/ 13. ---------------------------------------------------------------------------------------------------------------
    SIGNATURE        CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY CORRECT
Complete this        TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406(A)(1)(C)
section for ALL      OF THE INTERNAL REVENUE CODE. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
requests.            THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                     ---------------------------------------------------------------------------------------------------------------

                     Dated at _______________________________ this _________ day of ____________________________, _________________.
                              (City, State)


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF OWNER                                     SIGNATURE OF WITNESS


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF JOINT OWNER                               SIGNATURE OF WITNESS


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF ASSIGNEE                                  SIGNATURE OF WITNESS


AGLC101335                                                   Page 5 of 5                                                     Rev1011
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